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                                                                     EXHIBIT 1.1






                              WEST PENN FUNDING LLC
                         TRANSITION BONDS SERIES 1999-A

                             WEST PENN POWER COMPANY

                          WEST PENN FUNDING CORPORATION

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                             _________ ___, 1999

To the Representative named in Schedule I hereto of the Underwriters named in Schedule
II hereto

Ladies and Gentlemen:

         1. Introduction. West Penn Funding LLC, a Delaware limited liability company (the "Issuer"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, the principal amount of the securities identified in Schedule I hereto (the "Transition Bonds"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and 'Representative', as used herein, shall each be deemed to refer to such firm or firms.

         The Issuer was formed on May 26, 1999, for the purpose of purchasing and owning the Initial Intangible Transition Property, issuing the Transition Bonds, and pledging its interest in the Collateral to ___________ (the "Bond Trustee") under an indenture, dated as of ________ __, 1999 (as amended and supplemented from time to time, including any Series Supplement, the "Indenture"), between the Issuer and the Bond Trustee, to secure the Transition Bonds. The Transition Bonds will be secured primarily by the Initial Intangible Transition Property. The Initial Intangible Transition Property will be transferred by West Penn Power Company (the "Company") to West Penn Funding Corporation, a Delaware corporation (the "Seller"), pursuant to an intangible transition property transfer agreement, dated as of ____ ___, 1999 (the "Transfer Agreement"), between the Company and the Seller. Such Initial Intangible Transition Property will then be sold to the Issuer by the Seller pursuant to an intangible transition property sale agreement, dated as of ________ __, 1999 (the "Sale Agreement"), between the Seller and the Issuer. Subsequent Intangible Transition Property may be sold to the Issuer by the Seller pursuant to an agreement substantially similar to the Sale Agreement. The Initial Intangible Transition Property will be serviced pursuant to a servicing agreement, dated as of ________ __, 1999 (as amended and supplemented from time to time, the "Servicing Agreement"), between the Company, as servicer, and the Issuer.

         Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Indenture.
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         2. Representations and Warranties. Each of the Company, the Issuer and
the Seller represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 2. Certain terms used in this Section 2 are defined in paragraph (c) hereof.

                  (a) If the offering of the Transition Bonds is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Transition Bonds is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                           (i) The Issuer and the Transition Bonds meet the
                  requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act"), and the Issuer has filed with the Securities and Exchange Commission (the "SEC") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Transition Bonds. The Issuer may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Transition Bonds is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Transition Bonds and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Issuer will next file with the SEC pursuant to Rules 415 and 424(b) (2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Transition Bonds and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Transition Bonds and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Issuer has advised you, prior to the Execution Time, will be included or made therein.

                           (ii) The Issuer and the Transition Bonds meet the
                  requirements for the use of Form S-3 under the Act and the Issuer has filed with the SEC a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Transition Bonds. The Issuer may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Issuer will next file with the SEC either (x) a final prospectus supplement relating to the Transition Bonds in accordance with Rules 430A and 424(b)(l) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Issuer has included in such registration statement, as amended at
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                  the Effective Date, all information (other than Rule 430A
                  Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Transition Bonds and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Transition Bonds and the offering thereof and, except to the extent the Representative, shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Issuer has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder, and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Issuer, the Seller nor the Company makes any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statements of Eligibility and Qualification (Forms T-l) under the Trust Indenture Act of the Bond Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Issuer by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary
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         Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Transition Bonds and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Transition Bonds that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Transition Bonds, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Transition Bonds and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Transition Bonds is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

         3. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuer agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Issuer, at the purchase price set forth in
Schedule I hereto the principal amount
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of the Transition Bonds set forth opposite such Underwriter's name in Schedule
II hereto.

         4. Delivery and Payment. Delivery of and payment for the Transition Bonds shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representative shall designate), which date and time may be postponed by agreement between the Representative and the Issuer or as provided in Section 9 hereof (such date and time of delivery and payment for the Transition Bonds being herein called the "Closing Date"). Delivery of the Transition Bonds shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to the Issuer by wire transfer of immediately available funds. Delivery of the Transition Bonds shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date. The Transition Bonds to be so delivered shall be initially represented by Bonds registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Transition Bonds will be represented by book entries on the records of DTC and participating members thereof. Definitive Transition Bonds will be available only under limited circumstances.

         The Issuer agrees to have the Transition Bonds available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         5. Covenants.

                  (a) Covenants of the Issuer. The Issuer covenants and agrees with the several Underwriters that:

                           (i) The Issuer will use its best efforts to cause the
                  Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Transition Bonds, the Issuer will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Issuer has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Issuer will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the SEC pursuant to the applicable paragraph of Rule 424 (b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Issuer will promptly advise the Representative (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the SEC pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Transition Bonds, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the SEC for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information,
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                  (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Transition Bonds for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Issuer will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (ii) If, at any time when a prospectus relating to
                  the Transition Bonds is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Issuer promptly will (i) prepare and file with the SEC, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                           (iii) As soon as practicable, the Issuer will make
                  generally available to the Bondholders and to the Representative an earnings statement or statements of the Issuer which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                           (iv) The Issuer will furnish to the Representative
                  and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representative may reasonably request. The Issuer shall furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Act. The Issuer will pay the expenses of printing or other production of all documents relating to the offering.

                           (v) The Issuer will arrange for the qualification of
                  the Transition Bonds for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Transition Bonds and will arrange for the determination of the legality of the Transition Bonds for purchase by institutional investors; provided that in no event shall the Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Transition Bonds, in any jurisdiction where it is not now so subject.
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                           (vi) Until the business date set forth on Schedule I
                  hereto, the Issuer will not, without the consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities of a special purpose vehicle (other than the Transition Bonds).

                           (vii) For a period from the date of this Agreement
                  until the retirement of the Transition Bonds, or until such time as the Underwriters shall cease to maintain a secondary market in the Transition Bonds, whichever occurs first, the Issuer will deliver to the Representative the annual statements of compliance and the annual independent auditor's servicing reports furnished to the Issuer or the Trustee pursuant to the Servicing Agreement or the Indenture, as applicable, as soon as such statements and reports are furnished to the Issuer or the Trustee.

                           (viii) So long as any of the Transition Bonds are
                  outstanding, the Issuer will furnish to the Representative (i) as soon as available, a copy of each report filed with the SEC under the Exchange Act, or mailed to Bondholders, (ii) a copy of any filings with the Pennsylvania Public Utility Commission (the "PUC") or any other governmental agency or instrumentality relating to the Transition Bonds, and (iii) from time to time, any information concerning the Company, the Seller or the Issuer, as the Representative may reasonably request.

                           (ix) To the extent, if any, that any rating necessary
                  to satisfy the condition set forth in Section 6(o) of this Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Issuer on or after the Closing Date, the Issuer shall furnish such documents and take such other actions.

                  (b) Covenants of the Company and the Seller . The Company and the Seller each covenants and agrees with the several Underwriters that, to the extent that the Issuer has not already performed such act pursuant to Section 5 (a):

                           (i) Each of the Company and the Seller will use its
                  best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Each of the Company and the Seller will use its best efforts to prevent the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (ii) Until the business date set forth on Schedule I
                  hereto, each of the Company and the Seller will not, without the consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities of a special purpose vehicle (other than the Transition Bonds).

                           (iii) So long as any of the Transition Bonds are
                  outstanding and the Company is the Servicer, the Company will furnish to the Representative (i) as soon as available, a copy of each report filed with the

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                  SEC under the Exchange Act, or mailed to Bondholders, (ii) a copy of any filings with the PUC or any other governmental agency or instrumentality relating to the Transition Bonds, and (iii) from time to time, any information concerning the Company and, to the extent readily available, the Issuer and the Seller, as the Representative may reasonably request.

                           (iv) To the extent, if any, that any rating necessary
                  to satisfy the condition set forth in Section 6(o) of this Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Company or the Seller on or after the Closing Date, the Company and the Seller shall furnish such documents and take such other actions.

         6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Transition Bonds shall be subject to the accuracy of the representations and warranties on the part of the Issuer, the Seller and the Company contained herein as of the Execution Time and the Closing Date, on the part of the Company contained in Article III of the Transfer Agreement, on the part of the Seller contained in Article III of the Sale Agreement and on the part of the Company contained in Section 5.01 of the Servicing Agreement as of the Closing Date, to the performance by the Issuer, the Seller and the Company of their obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date, or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424 (b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Representative shall have received opinions of counsel for the Company and the Seller, portions of which may be delivered by Cravath, Swaine & Moore, outside counsel for the Company and the Seller, portions of which may be delivered by ____________________, Esq., in-house counsel for the Company and the Seller, portions of which may be delivered by ___________________________, special regulatory counsel for the Company and the Seller, and portions of which may be delivered by Richards, Layton & Finger, P. A., special Delaware counsel for the Company and the Seller, each dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                           (i) each of the Company and the Seller (a) has been
                  duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized, (b) has all requisite corporate power and authority to own its properties, conduct its

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                  business as presently conducted and execute, deliver and
                  perform its obligations under this Agreement, the Sale Agreement, the Transfer Agreement and the Servicing Agreement, as applicable, and (c) is duly qualified to do business, in all jurisdictions (and is in good standing under the laws of all such jurisdictions) to the extent that such qualification and good standing is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents to which the Company and/or the Seller is party and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby;

                           (ii) (a) the Transfer Agreement and the Servicing
                  Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding instruments enforceable against the Company in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights generally from time to time in effect);

                           (b) the Transfer Agreement and the Sale Agreement
                  have been duly authorized, executed and delivered by the Seller and constitute legal, valid and binding instruments enforceable against the Seller in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency moratorium or other similar laws or equitable principles affecting creditors' rights generally from time to time in effect);

                           (iii) to the best knowledge of such counsel, there is
                  no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, the Seller or any of their subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                           (iv) this Agreement has been duly authorized,
                  executed and delivered by the Company and the Seller;

                           (v) no consent, approval, authorization or order of
                  any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Pennsylvania Electricity Generation Customer Choice and Competition Act (the "Competition Act") and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Transition Bonds by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (vi) neither the execution and delivery of this
                  Agreement, the Transfer Agreement, the Sale Agreement, the Servicing Agreement, nor

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                  the consummation of the transactions contemplated by this
                  Agreement, the Transfer Agreement, the Sale Agreement or the Servicing Agreement, nor the fulfillment of the terms of this Agreement, the Transfer Agreement, the Sale Agreement or the Servicing Agreement by the Company and the Seller as applicable, will (A) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under the articles of incorporation, bylaws or other organizational documents of the Company or the Seller, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, material agreement or other material instrument to which the Company or the Seller is a party or by which the Company or the Seller is bound, (B) result in the creation or imposition of any lien upon any properties of the Company or the Seller pursuant to the terms of any such indenture, agreement or other instrument (other than as contemplated by the Basic Documents and the Competition Act), or (C) violate any law or any order, rule or regulation applicable to the Company or the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company, the Seller or any of their properties;

                           (vii) upon the delivery of the fully executed
                  Transfer Agreement and related Bill of Sale to the Seller, the fully executed Sale Agreement and related Bill of Sale to the Issuer and the payment of the purchase price of the Initial Intangible Transition Property by the Issuer to the Seller pursuant to the Sale Agreement, then (A) the transfer of the Initial Intangible Transition Property by the Company to the Seller pursuant to the Transfer Agreement and related Bill of Sale conveys the Company's right, title and interest in the Initial Intangible Transition Property to the Seller and will be treated as an absolute transfer of all the Company's right, title and interest in the Initial Intangible Transition Property, other than for federal and state income and franchise tax purpose, (B) the transfer of the Initial Intangible Transition Property by the Seller to the Issuer pursuant to the Sale Agreement and related Bill of Sale conveys the Seller's right, title and interest in the Initial Intangible Transition Property to the Issuer and will be treated as an absolute transfer of all of the Seller's right, title, and interest in the Initial Intangible Transition Property, other than for federal and state income and franchise tax purposes, (C) such transfers of the Initial Intangible Transition Property are perfected, (D) such transfers have priority over any other assignment of the Initial Intangible Transition Property (except that the transfer of Initial Intangible Transition Property from the Company to the Seller pursuant to the Transfer Agreement and related Bill of Sale shall not have priority over the sale of the Initial Intangible Transition Property to the Issuer from the Seller pursuant to the Sale Agreement and related Bill of
                  Sale), and (E) the Initial Intangible Transition Property is free and clear of all liens created prior to the respective transfers to the Seller and the Issuer pursuant to the applicable Bills of Sale; and

                           (viii) the Initial Intangible Transition Property is
                  not subject to the Lien of the Mortgage Bond Indenture, dated as of _____, between the Company and ________, as trustee.

In rendering such opinion, Cravath, Swaine & Moore may rely as to matters involving the application of laws of the State of Pennsylvania, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, and such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and the Seller. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Representative shall have received opinions of counsel for the Issuer, portions of which may be delivered by Cravath, Swaine & Moore, outside counsel for the Issuer, portions of which may be delivered by __________________, Esq., in-house counsel for the Issuer, portions of which may be delivered by _________________, special regulatory counsel for the Issuer, and portions of which may be delivered by Richards, Layton & Finger, P.A., special Delaware counsel for the Issuer, each dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                           (i) the Issuer has been duly formed and is validly
                  existing as a limited liability company and is in good standing under the laws of the State of Delaware, with full power and authority to execute, deliver and perform its obligations under this Agreement, the Sale Agreement, the Servicing Agreement and the Indenture;

                           (ii) the Sale Agreement, the Servicing Agreement and
                  the Indenture have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding instruments enforceable against the Issuer in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights generally from time to time in effect); and the Transition Bonds have been duly authorized and executed by the Issuer, and when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute legal, valid and binding obligations of the Issuer entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights generally from time to time in effect);

                           (iii) this Agreement has been duly authorized,
                  executed and delivered by the Issuer;

                           (iv) the Indenture has been duly qualified under the
                  Trust Indenture Act;

                           (v) to the best knowledge of such counsel, there is
                  no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Issuer, or relating to the Transition Bonds, the Competition Act, the qualified rate order issued by the PUC to the Company on November 19, 1998, as supplemented by a supplemental qualified rate order issued by the PUC to the Company on August 12, 1999 (collectively, the "Qualified Rate Order") or the use and enjoyment of Initial Intangible Transition Property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                           (vi) the Registration Statement has become effective
                  under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424
                  (b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Final Prospectus as of its date and the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion);

                           (vii) no consent, approval, authorization or order of
                  any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Competition Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Transition Bonds by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (viii) neither the execution and delivery of this
                  Agreement, the Sale Agreement, the Servicing Agreement or the Indenture, nor the issue and sale of the Transition Bonds, nor the consummation of the transactions contemplated by this Agreement, the Sale Agreement, the Servicing Agreement, or the Indenture, nor the fulfillment of the terms of this Agreement, the Sale Agreement, the Servicing Agreement or the Indenture by the Issuer, will (A) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under the Limited Liability Company Agreement of the Issuer, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument known to such counsel and to which the Issuer is a party or by which the Issuer is bound, (B) result in the creation or imposition of any lien upon any properties of the Issuer pursuant to the terms of any such indenture, agreement or other instrument (other than as contemplated by the Basic Documents and the Competition Act), or (C) violate any law or any order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer, or any of its properties;

                           (ix) (A) to the extent that the provisions of the
                  Competition Act apply to the grant of a security interest by the Issuer in the Collateral pursuant to the Indenture, then upon the giving of value by the Bond Trustee to the Issuer with respect to the Collateral, (I) the Indenture creates in favor of the Bond Trustee a security interest in the rights of the Issuer in the Collateral, (II) such security interest is valid and enforceable against the Issuer and third parties (subject to the rights of any third parties holding security interests in such Collateral perfected in the manner described in the Competition Act) and has attached, (III) such security interest is perfected, and (IV) such perfected security interest is of first priority, (B) to the extent that the provisions of the Competition Act do not apply to the grant of a security interest by the Issuer in the Collateral pursuant to the Indenture, then upon the giving of value by the Bond Trustee to the Issuer with respect to the Collateral, (I) the Indenture creates in favor of the Bond Trustee a security interest in the rights of the Issuer in the Collateral, and such security interest is enforceable against the Issuer with respect to such Collateral, (II) such security interest is perfected, and (III) such perfected security interest is of first priority;

                           (x) the Issuer is not an "investment company" or
                  under the "control" of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended.

                           (xi) the statements included in the Final Prospectus
                  under the captions "The Competition Act", "West Penn's Restructuring Plan", "The QRO and The Intangible Transition Charges", "The Transition Bonds", "The Transfer Agreement", "The Sale Agreement", "The Servicing Agreement", and "The Indenture" fairly summarize the matters described therein; and

                           (xii) the statements included in the Final Prospectus
                  under the captions "United States Taxation" and "Erisa Considerations", to the extent that they constitute matters of law on legal conclusions with respect thereto, provide a fair and accurate summary of such law and conclusions.

In rendering such opinion, Cravath, Swaine & Moore may rely as to matters involving the application of laws of the Commonwealth of Pennsylvania, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, and such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Issuer and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  (d) The Representative and the Issuer have received an opinion of ___________, counsel to the Bond Trustee, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                           (i) [the Bond Trustee is validly existing as a
                  national banking association in good standing under the federal laws of the United States of America;]

                           (ii) the Indenture has been duly authorized, executed
                  and delivered by the Bond Trustee, and constitutes a legal, valid and binding instrument enforceable against the Bond Trustee in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights generally from time to time in effect); and

                           (iii) the Transition Bonds have been duly
                  authenticated by the Trustee.

                  (e) The Representative shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Transition Bonds, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company, the Seller and the Issuer shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) The Representative and the Bond Trustee shall have received a certificate of the Issuer, signed by the [President] and the principal financial or accounting officer of the Issuer, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Issuer
                  in this Agreement and in the Indenture are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Issuer's best knowledge, threatened; and

                           (iii) since the dates as of which information is
                  given in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in (x) the condition (financial or other), prospects, earnings, business or properties of the Issuer, whether or not arising from transactions in the ordinary course of business, or (y) the Initial Intangible Transition Property, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (g) The Representative and the Bond Trustee shall have received a certificate of the Company, signed by the [Vice President and Treasurer] and the principal financial officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement, the Transfer Agreement and the Servicing Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's best knowledge, threatened; and

                           (iii) since the dates as of which information is
                  given in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in (x) the condition (financial or other), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, or (y) the Initial Intangible Transition Property, except as set forth in or contemplated in the Final. Prospectus (exclusive of any supplement thereto)

                  (h) The Representative and the Bond Trustee shall have received a certificate of the Seller, signed by the Vice President and Treasurer and the principal financial officer of the Seller, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           (i) The representations and warranties of the Seller
                  in this Agreement and the Sale Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Seller has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Seller's best knowledge, threatened; and

                           (iii) since the dates as of which information is
                  given in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in (x) the condition (financial or other), prospects, earnings, business or properties of the Seller and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, or (y) the Initial Intangible Transition Property, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto)

                  (i) At the Closing Date, ________________ shall have furnished to the Representative (i) a letter or letters (which may refer to letters previously delivered to one or more of the Representative), dated the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation, and (ii) the opinion or certificate, dated the Closing Date, in form and substance satisfactory to the Representative, satisfying the requirements of
         Section 2.10(i) of the Indenture.

         References to the Final Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

         In addition, except as provided in Schedule I hereto, at the Execution Time, _______________ shall have furnished to the Representative a letter or letters, dated the Execution Time, in form and substance satisfactory to the Representative, to the effect set forth above.

                  (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting either (i) the business, properties or financial condition of the Company, the Seller or the Issuer or (ii) the Initial Intangible Transition Property, the Transition Bonds, the Qualified Rate Order or the Competition Act, the effect of which is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Transition Bonds as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (k) The Representative and the Issuer, shall have received on the Closing Date an opinion letter or letters of Cravath, Swaine & Moore, counsel to the Company, the Seller and the Issuer, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, (i) with respect to the characterization of the transfer of the Initial Intangible Transition Property by the Company to the Seller as a "true sale" for bankruptcy purposes, [(ii) to the effect that a court would not order the substantive consolidation of the assets and liabilities of the Seller with those of the Company in the event of a bankruptcy, reorganization or other insolvency proceeding involving the Company], (iii) with respect to the characterization of the transfer of the Initial Intangible Transition Property by the Seller to the Issuer as a "true sale" for bankruptcy purposes, and (iv) to the effect that a court would not order the substantive consolidation of the assets and liabilities of the Issuer with those of the Seller or the Company, in the event of a bankruptcy, reorganization or other insolvency proceeding involving the Seller or the Company, respectively.

                  (l) The Representative and the Issuer shall have received on the Closing Date an opinion letter or letters of counsel for the Company, portions of which may be delivered by Cravath, Swaine & Moore, outside counsel for the Company, portions of which may be delivered by _____________, special regulatory counsel for the Company, and portions of which may be delivered by _________________, in-house counsel for the Company, each dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that: (i) the Qualified Rate Order has been duly authorized and adopted by the PUC and is irrevocable to the extent provided therein; (ii) the decisions of the PUC adopting the Qualified Rate Order are non-appealable; and (iii) any state action (whether by legislative action, PUC action, or otherwise ) to revoke or limit the Qualified Rate Order, the Intangible Transition Property, or the Intangible Transition Charges would be subject to a successful constitutional contracts clause challenge under the United States and Pennsylvania Constitutions.

                  (m) On or prior to the Closing Date, the Company shall have furnished to the Representative (i) copies of the private letter ruling, dated _____, 1999, issued by the Internal Revenue Service to the Company, and (ii) copies of the Declaration on Form U-1 issued by the SEC to the Company on _____, 1999 under the Public Utility Holding Company Act of 1935.

                  (n) The Representative and the Bond Trustee shall have received on the Closing Date an opinion letter or letters of Richards, Layton & Finger, P.A., special Delaware counsel to the Issuer, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that: (i) if properly presented to a Delaware court, a Delaware court applying Delaware law, would conclude that (x) in order for a person to file a voluntary bankruptcy petition on behalf of the Issuer, the prior unanimous written consent of the Member and the Board of Directors (including the Independent Director), as provided in Section __________ of the Limited Liability Company Agreement of the Issuer (the "LLC Agreement"), is required, and (y) such provision, contained in Section ___________ of the LLC Agreement, that requires the unanimous written consent of the Member and the Board of Directors (including the Independent Director) in order for a person to file a voluntary bankruptcy petition on behalf of the Issuer, constitutes a legal, valid and binding agreement of the Member and is enforceable against the Member, in accordance with its terms; and (ii) the LLC Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member in accordance with its terms.

                  (o) The Transition Bonds shall have been rated in the highest long-term rating category by each of the Rating Agencies.

                  (p) On or prior to the Closing Date, the Issuer shall have delivered to the Representative evidence, in form and substance reasonably satisfactory to the Representative, that appropriate filings have been or are being made in accordance with the Competition Act and other applicable law reflecting the grant of a security interest by the Issuer in the Collateral to the Bond Trustee, including filings with the PUC and the filing of the UCC financing statements in the office of the [Secretary] of the Commonwealth of Pennsylvania.

                  (q) On or prior to the Closing Date, the Issuer shall have delivered to the Representative evidence, in form and substance satisfactory to the Representative, of the PUC's issuance of the Qualified Rate Order relating to the Transition Property.

                  (r) On or prior to the Closing Date, the Issuer shall have furnished to the Representative the documents required pursuant to
         Section 2.10 of the Indenture.

                  (s) Prior to the Closing Date, the Issuer, the Company and the Seller shall have furnished to the Representative such further information, certificates, opinions and documents as the Representative may reasonably request, including any documents provided to the Rating Agencies.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Issuer in writing or by telephone or telegraph confirmed in writing.

         The documents required to be delivered by this Section 6 shall be delivered at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019 on the Closing Date.

         7. Reimbursement of Underwriters' Expenses. If the sale of the Transition Bonds provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company, the Seller or the Issuer to perform any agreement herein or comply with any provision hereof other than by reason of a default (including under Section 9) by any of the Underwriters, the Company, the Seller and the Issuer will, jointly and severally, reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Transition Bonds.

         8. Indemnification and Contribution. (a) The Company, the Seller and the Issuer will, jointly and severally, indemnify and hold harmless each Underwriter, the directors, officers, members, employees and agents of each Underwriter, and each person who controls any Underwriter, within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Transition Bonds as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company, the Seller nor the Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer, the Seller or the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein; provided further, that with respect to any untrue statement or omission of material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter or any person controlling such Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Transition Bonds that are the subject thereof, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company, the Seller or the Issuer had previously furnished copies of the Final Prospectus to the Representative, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Transition Bonds to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company, the Seller and the Issuer may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, the Seller and the Issuer, each of their directors, each of their officers who signs the Registration Statement, and each person who controls the Company, the Seller or the Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company, the Seller and the Issuer to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Issuer, the Seller or the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Issuer, the Seller and the Company acknowledge that the statements set forth in the third, fourth, fifth, and sixth paragraphs under the heading "Underwriting The Series 1999-A Bonds" and in the fourth paragraph under the heading "Plan of Distribution" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representative, confirm that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Seller, the Issuer and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuer and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuer and by the Underwriters from the offering of the Transition Bonds; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Transition Bonds) be responsible for any amount in excess of the underwriting discount or commission applicable to the Transition Bonds purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Seller, the Issuer and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuer shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Transition Bonds and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Issuer or the Underwriters. The Company, the Seller, the Issuer and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Issuer, the Seller or the Company within the meaning of either the Act or the Exchange Act, each officer of the Issuer, the Seller or the Company who shall have signed the Registration Statement and each director of the Issuer, the Seller or the Company shall have the same rights to contribution as the Issuer, the Seller or the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Transition Bonds agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the nondefaulting Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Transition Bonds set forth opposite their names in Schedule II hereto bears to the aggregate amount of Transition Bonds set forth opposite the names of all the remaining Underwriters) the Transition Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Transition Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Transition Bonds set forth in Schedule II hereto, the nondefaulting Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Transition Bonds, and if such nondefaulting Underwriters do not purchase all the Transition Bonds, this Agreement will terminate without liability to any nondefaulting Underwriter, the Issuer, the Seller or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Issuer, the Seller and the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Issuer prior to delivery of and payment for the Transition Bonds, if prior to such time (i) there shall have occurred any change, or any development involving a prospective change, in or affecting either (A) the business, properties or financial condition of the Issuer, the Seller or the Company or (B) the Initial Intangible Transition Property, the Transition Bonds, the Qualified Rate Order or the Competition Act, the effect of which, in the judgment of the Representative, materially impairs the investment quality of the Transition Bonds or makes it impractical or inadvisable to market the Transition Bonds, (ii) trading in the Company's Common Stock shall have been suspended by the SEC or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) a banking moratorium shall have been declared either by Federal, New York State or Pennsylvania State authorities or
(iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Transition Bonds as contemplated by the Final Prospectus (exclusive of any supplement thereto).

         11. Computational Materials and ABS Term Sheets.

                  (a) Each Underwriter severally represents and warrants to the Issuer, the Company and the Seller that it has not and will not use any information that constitutes "Computational Materials," as defined in the SEC's No-Action Letter, dated May 20, 1994, addressed to Kidder, Peabody Acceptance Corporation I, Kidder Peabody & Co. Incorporated and Kidder Structured Asset Corporation (as made generally applicable to registrants, issuers and underwriters by the SEC's response to the request of the Public Securities Association dated May 27, 1994), with respect to the offering of the Transition Bonds.

                  (b) Each Underwriter severally represents and warrants to the Issuer, the Company and the Seller that it has not and will not use any information that constitutes "ABS Term Sheets," as defined in the SEC's No-Action Letter, dated February 17, 1995, addressed to the Public Securities Association, with respect to the offering of the Transition Bonds.

         12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the

Company or its officers, the Issuer or its officers, the Seller or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or of the Company, the Issuer, the Seller or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Transition Bonds. The provisions of Sections 7 and 6 hereof shall survive the termination or cancelation of this Agreement.

         13. Notices. All communications hereunder will be in writing and may be given by United States mail, courier service, telegram, telex, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, telex, telemessage, telecopy, telefax, cable or facsimile) or any other customary means of communication, and any such communication shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, and if sent to the Representative, to them at the address specified in Schedule I hereto; and if sent to the Company, to it at ______________________________,
Attention: ; and if sent to the Issuer, to it at ________________________________________, Attention: Treasurer; and if sent to the Seller, to it at ____________________________, Attention: . The parties hereto, by notice to the others, may designate additional or different addresses for subsequent communications.

         14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Issuer, the Seller and the several Underwriters.

                              Very truly yours,

                              WEST PENN POWER COMPANY,

                                       by
                                                ------------------------------
                                                Name:
                                                Title:


                              WEST PENN FUNDING LLC,

                                       by

                                                ------------------------------
                                                Name:
                                                Title:


                              WEST PENN FUNDING CORPORATION

                                       by

                                                ------------------------------
                                                Name:
                                                Title:

The foregoing Agreement is
hereby confirmed and accepted as
of the date specified in Schedule I
hereto.
MORGAN STANLEY & CO.
INCORPORATED

by
           ------------------------------
           Name:
           Title:



for themselves and the other several
Underwriters, if any, named in
Schedule II to the foregoing Agreement.

                                   SCHEDULE I


Underwriting Agreement dated                 , 1999
                             ------------- --

Registration Statement No. 333-
                               -----

Representative(s);

           Morgan Stanley & Co.
             Incorporated
           1585 Broadway
           New York, New York  10036

Title, Purchase Price and Description of Bonds:

           Title:  West Penn Funding LLC $               Transition
Bonds, Series 1999 - A                    --------------


           Principal Amount, Price to Public, Underwriting Discounts and Commissions, Proceeds to the Issuer, and Required
           Ratings:


                                                                          Underwriting
                                   Total Principal        Price to        Discounts and        Proceeds to        Required
                                   Amount of Class        Public          Commissions          the Issuer         Ratings
                                   ---------------        ------          -----------          ----------         -------
Per Class A-1
Bond

Per Class A-2
Bond

Per Class A-3
Bond

Per Class A-4
Bond
        Total

Plus the Underwriters will be reimbursed by the Issuer for:

$___________ of expenses,
consisting of $____________
of out-of-pocket expenses and
$______________for Underwriters' Counsel

Original Issue Discount (if any): $______________

Redemption provisions:

Other provisions:

Closing Date, Time and Location: ____________ __, 1999, _____a.m., Eastern Standard Time, New York, NY

Type of Offering: Delayed Offering

Date referred to in Section 5(a) (vi) after which the Issuer may offer or sell asset-backed securities in a special purpose vehicle without the consent of the Representative(s): ___________ __, 1999

                                   SCHEDULE II

                                                                   PRINCIPAL AMOUNT OF BONDS TO BE PURCHASED
                                         ------------------------------------------------------------------------------------------
                                         CLASS A-1          CLASS A-2           CLASS A-3          CLASS A-4
UNDERWRITERS                               BONDS              BONDS               BONDS               BONDS                  TOTAL
------------                               -----              -----               -----               -----                  -----
Morgan Stanley & Co.
Incorporated
Goldman, Sachs & Co.
Banc of America Securities
LLC
PNC Capital Markets, Inc.
Pryor, McClendon, Counts &
Co., Inc.


Total.....................